UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) May 15, 2012


                            INDEPENDENCE ENERGY CORP.
             (Exact name of registrant as specified in its charter)

          Nevada                      000-54323                  20-3866475
(State or other jurisdiction         (Commission               (IRS Employer
      of incorporation)              File Number)            Identification No.)

3020 Old Ranch Parkway, Suite 300, Seal Beach, CA                   90740
   (Address of principal executive offices)                      (Zip Code)

                                 (562) 799-5588
              (Registrant's telephone number, including area code)

                                       n/a
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO MATERIAL DEFINITIVE AGREEMENT

On May 15, 2012, we issued an aggregate of 50,000 shares of our common stock at a price of $2.50 per share to one (1) non-U.S. person (as that term is defined in Regulation S of the Securities Act of 1933), in an offshore transaction relying on Regulation S of the Securities Act of 1933, for aggregate gross proceeds of $125,000.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

10.1 Form of Subscription Agreement

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INDEPENDENCE ENERGY CORP.


/s/ Gregory C. Rotelli
---------------------------------
Gregory C. Rotelli
President and Director
Date: May 18, 2012


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